UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-3AT-FUND; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017
(Unaudited)

SHAREHOLDERS’ LETTER

Dear AT Funds Investors,

The twelve months ended October 31, 2017 were remarkably profitable for U.S. equity markets. The fiscal year began in surprising fashion, where an unexpected “Republican Sweep” put Donald Trump in the oval office while Republicans retained majority control of both houses of Congress. Though volatile initially, markets ultimately responded under the auspices of a pro-growth agenda and messaging for a reduced regulatory burden.

Another tailwind for equity markets was that of corporate earnings growth. Profits had been challenged since the commodities volatility and price pressures of the second half of 2015. However, by the first calendar quarter of 2017, U.S. Equities as measured by the S&P 500 posted their first consecutive double digit earnings growth periods since 2011. Though muted return expectations are warranted in the ninth year of a bull market, a global economy that appears to be gathering strength and a positive profits outlook into 2018 provide relatively strong underpinnings for stocks.

Lastly, though fiscal policy is uncertain at this writing, monetary policy has a clear and stated path. As economic data warrants, the policy of rate normalization is likely to continue for the Federal Open Market Committee. Though off a very low base, the increase in overnight rates is a clear message that the economy is on sound footing and inflationary pressures bear watching. We view this as a positive development, as low rates cannot continue into perpetuity for U.S. capital markets and at some point, rates across the yield curve should normalize in the context of full employment and a consistently growing U.S. economy.

Considering the backdrop of policy normalization, improved corporate earnings growth, a sound employment backdrop and equity valuations at or near cycle-highs the AT Funds remain committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality bias for our investors. We would like to take this opportunity to thank you for your investment in the AT Funds.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

AT Disciplined Equity Fund

The S&P 500 Index generated above average performance in the one year period ended 10/31/17, returning a gain of 23.63%. All sectors but Telecommunication Services were in positive territory, with Information Technology and Financials up over 30%. Materials and Industrials outperformed the benchmark while Health

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017
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Care and Consumer Discretionary were in line. Utilities, Real Estate, Consumer Staples and Energy netted more modest gains, while Telecommunications Services declined modestly.

The AT Disciplined Equity Fund returned 21.02% for the year ended 10/31/17. An absence of holdings in the Telecommunications sector and an approximate half weight in Consumer Staples generated the most substantial attribution. The Utilities sector was the third best performing sector by attribution, with performance stemming from both allocation and stock selection, namely from our holding in NextEra Energy (NEE). Performance in the Information Technology sector was weak. While an overweight position in a top performing sector generated return, a few stocks, most notably Qualcomm (QCOM), performed poorly this year. Great performance from Amazon.com (AMZN) acted as an offset, although Amazon.com is classified as a Consumer Discretionary holding. Health Care and Energy were the bottom second and third performing sectors for the fund.

Several stocks performed exceptionally well by attribution this year, led by Aetna (AET), Amazon.com, The Boeing Company (BA), American Tower Corporation (AMT), Cigna (CI) and United Health Group (UNH). Qualcomm, Allergan (AGN), General Electric (GE), Express Scripts (ESRX) and Medtronic (MDT) were the weakest performers in the fund. Both Aetna and Cigna recovered in 2017 from 2016 deal uncertainty induced pressure. In 2016, Aetna had intentions to acquire Humana (HUM), and Anthem (ANTM) had intentions to acquire Cigna. The companies held their cash flow positions leading up to close, rather than deploy into share repurchase or other acquisitions. Once it was clear neither deal would finalize, the focus returned to operations, growth, free cash flow generation and deployment. Qualcomm shares struggled due to uncertainty around a royalty dispute with Apple (AAPL).

We remain committed to our strategy of investing in high quality companies with strong free cash flow generation and attractive valuations.

AT Mid Cap Equity Fund

The stock market performed notably well over the past twelve months, with the Russell Mid-Cap Growth Index benchmark up 26.25% for the one year period ended 10/31/2017. Three of the four largest sectors in the benchmark, which collectively represent 75% of the weight, rose close to, or above the overall index level. The Consumer Discretionary sector was the exception, as it was impacted negatively by concerns of Amazon.com changing the way consumers behave across a breadth of categories. Technology, Financials, Health Care, Industrials, Utilities, and Materials all demonstrated strength. Only one sector, Consumer

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017
(Unaudited)

Staples, declined this past year, and Energy posted a flat return, albeit with sizeable intra-year gyrations.

The Mid Cap Equity Fund returned 19.28% for the measurement period, a strong showing, although below that of the benchmark. This is not unusual, as our strategy of investing in high quality companies with above average returns on invested capital, conservative financial leverage and healthy free cash flow generation, often equates to relative under performance in rising markets, when compared to more speculative companies. Areas of out-performance came from the sectors of Consumer Staples, Real Estate and Materials, and was driven by stock selection. Health Care and Technology were two areas of relative weakness.

Performance in the Consumer Staples sector was led by Monster Beverage, the top performing stock for the fund over the measurement period. The company is one of the leading marketers of energy drinks which are popular with the millennial demographic. Monster Beverage is benefitting strongly from an expanded distribution agreement with the Coca-Cola Company. FMC Corporation, the second strongest performing stock this year, benefited from significant and transformational corporate transactions that bode well for future profitability. Our Health Care performance was dampened by the weak performance of service providers that trade counter cyclically to a strong market due to their more consistent nature. Our Technology overweight added to performance as did solid performance from several holdings. Two stocks in particular weighed on the sector’s total performance. Nvidia, a semiconductor company with a strong weight in the index and exceptional performance this year, was not held in the strategy. Cardtronics was eliminated from the fund as we believe the outlook for the business model changed with the loss of their largest customer and with the heightened potential for forced divestitures in the U.K.

We continue to adhere to our strategy of investing in companies with superior financial characteristics and attractive valuation. As always, we appreciate the loyal support of our investors.

AT Income Opportunities Fund

The Fund’s blended benchmark (60% S&P 500 Index/40% Bloomberg Barclays Government Credit Index) gained 14.15% in the year ended October 31, 2017. Equities significantly outperformed bonds, as measured by the 23.63% gain in the S&P 500 Index vs. the 1.05% gain in the Bloomberg Barclays Government Credit Index. Risk assets rallied in the months following the US presidential election on anticipation of fiscal stimulus, tax reform, and eased regulations coming from the new administration. These macro tailwinds were reinforced by generally strong

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017
(Unaudited)

company fundamentals including robust earnings growth and the easing of pressure points related to the decline in commodity prices over the previous several years.

The AT Income Opportunities fund gained 13.20% in the twelve months ended October 31, 2017; underperforming the blended benchmark return by 95 basis points. The Fund’s debt holdings outperformed, while the equity holdings underperformed their respective benchmarks.

The small gain in the Bloomberg Barclays Government Credit Index was a result of a sharp post-election increase in longer-term market yields and 3 moves by the Federal Reserve to increase short-term rates. High quality bonds lost value in the early weeks of the measurement period as markets optimistically discounted faster growth and a more aggressive policy normalization by the Fed. The Fund’s defensive position on interest rate risk contributed to positive relative returns over the year. The Fund also maintained exposure to bonds rated just below investment grade an effort to generate additional income and benefit from lower default rates. Credit spreads narrowed throughout the measurement period leading to strong outperformance of higher yielding corporate debt over Government securities.

The Fund’s more conservative allocation and focus on dividend paying stocks resulted in the equity allocation underperforming the S&P 500 Index in what was a very strong 12-month period for the broad market. Real Estate was the best relative performing sector, as the Fund’s allocation to Crown Castle International and Weyerhaeuser led gains. Above market returns in the Fund’s Utility holdings, including NRG Yield, NextEra Energy and American Water Works, were solid contributors to performance. Additionally, below market exposure to the Telecommunications sector, the only sector with a negative return during the year, benefitted the Fund.

On a relative basis, Technology , Health Care and Financials were the bottom performing sectors. Positions in Cisco and Paychex, while delivering solid high-teens total returns, failed to keep pace with the overall robust sector gains. In addition, not owning NVIDIA, which gained nearly 200% hurt relative performance. Shares of Merck declined 3% and the Fund’s overweight position in that company resulted in underperformance versus the Health Care sector.

A number of potential changes on both the fiscal and monetary front have the potential to increase market volatility and uncertainty, especially as the business and credit cycles continue to elongate. We will continue to manage the Fund to take

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017
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advantage of opportunities arising from both macro developments and changes in company fundamentals.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Bloomberg Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
AT Disciplined Equity Fund,
Institutional Shares	21.02%	9.93%	14.48%	8.29%	8.91%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%	8.41%

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017(1)
	1 Year	3 Years	Inception to Date
AT Mid Cap Equity Fund, Institutional Shares	19.28%	8.70%	9.49%
Russell Mid-Cap Growth Index	26.25%	9.98%	9.63%

(1)	Fund commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017(1)
	1 Year	3 Years	Inception to Date
AT Income Opportunities Fund, Institutional Shares	13.20%	6.21%	6.00%
60/40 Hybrid of the S&P 500 Index and Bloomberg Barclays U.S. Government/Credit Index	14.15%	7.55%	7.58%
S&P 500 Index	23.63%	10.77%	10.75%
Bloomberg Barclays U.S. Government/Credit Index	1.05%	2.52%	2.65%

(1) Commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.5% ‡

	Shares	Value
CONSUMER DISCRETIONARY — 13.7%
Amazon.com *	35,625	$39,375,600
Comcast, Cl A	565,422	20,372,155
Dollar General	100,955	8,161,202
Expedia	87,831	10,949,013
Home Depot	108,187	17,935,241
Omnicom Group	98,122	6,592,817
TJX	150,903	10,533,029
VF	124,103	8,643,774

		122,562,831

CONSUMER STAPLES — 3.6%
Colgate-Palmolive	118,673	8,360,513
CVS Health	141,343	9,686,236
PepsiCo	130,989	14,438,917

		32,485,666

ENERGY — 5.1%
Anadarko Petroleum	156,790	7,740,722
Chevron	59,085	6,847,361
EOG Resources	118,131	11,797,743
Kinder Morgan	529,496	9,589,172
Pioneer Natural Resources	65,097	9,743,068

		45,718,066

FINANCIALS — 15.9%
American Express	89,188	8,519,238

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
BlackRock, Cl A	34,626	$16,302,959
Capital One Financial	124,596	11,485,259
Citigroup	316,554	23,266,719
Intercontinental Exchange	103,566	6,845,713
JPMorgan Chase	240,007	24,147,104
Prudential Financial	147,435	16,285,670
US Bancorp	311,521	16,940,512
Wells Fargo	342,535	19,229,915

		143,023,089

HEALTH CARE — 20.1%
Aetna	107,982	18,360,179
Allergan	73,657	13,054,230
Cigna	59,234	11,682,130
Danaher	217,192	20,040,306
Express Scripts Holding *	173,067	10,607,276
Johnson & Johnson	165,194	23,029,695
McKesson	47,135	6,498,974
Medtronic	202,540	16,308,521
Merck	193,908	10,682,392
Stryker	92,801	14,372,091
Thermo Fisher Scientific	66,578	12,904,814
UnitedHealth Group	109,692	23,059,452

		180,600,060

INDUSTRIALS — 7.3%
Boeing	45,437	11,721,837
Fortive	156,369	11,299,224
Honeywell International	126,188	18,191,262
Union Pacific	107,031	12,393,120
United Technologies	98,904	11,844,743

		65,450,186

INFORMATION TECHNOLOGY — 26.6%
Adobe Systems *	56,899	9,966,429
Alliance Data Systems	30,412	6,804,077
Alphabet, Cl A *	10,607	10,957,455
Alphabet, Cl C *	34,553	35,127,962
Apple	134,686	22,767,321
Automatic Data Processing	120,945	14,061,066
Cisco Systems	611,292	20,875,622
Fidelity National Information Services	126,125	11,699,355
Fiserv *	115,097	14,897,005
Microsoft	398,807	33,172,766

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Oracle	400,914	$20,406,523
QUALCOMM	272,128	13,881,249
Visa, Cl A	223,525	24,583,279

		239,200,109

MATERIALS — 1.6%
Praxair	95,232	13,915,300

REAL ESTATE — 2.3%
American Tower, Cl A †	144,753	20,796,663

UTILITIES — 1.3%
NextEra Energy	77,594	12,032,502

TOTAL COMMON STOCK (Cost $547,092,341)		875,784,472

CASH EQUIVALENT(A) — 2.6%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.930%
(Cost $23,741,484)	23,741,484	23,741,484

TOTAL INVESTMENTS — 100.1% (Cost $570,833,825)		$899,525,956

Percentages are based on Net Assets of $898,377,915.

*	Non-income producing security.
†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The reporting rate is the 7-day effective yield as of October 31, 2017.

Cl — Class

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP For the year ended October 31, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND OCTOBER 31, 2017

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5% ‡

	Shares	Value
CONSUMER DISCRETIONARY — 16.5%
AutoZone *	16,944	$9,988,488
BorgWarner	57,042	3,007,254
Bright Horizons Family Solutions *	37,256	3,215,193
Carter’s	61,146	5,914,653
Delphi Automotive	57,252	5,689,704
Dollar Tree *	108,821	9,929,916
Hanesbrands	172,388	3,878,730
LKQ *	163,021	6,144,261
Marriott International, Cl A	62,514	7,469,173
Mohawk Industries *	26,311	6,887,168
O’Reilly Automotive *	19,680	4,151,496
Ross Stores	124,608	7,911,362
Tractor Supply	55,358	3,335,873
Ulta Salon Cosmetics & Fragrance *	14,734	2,973,174
Whirlpool	35,467	5,814,105

		86,310,550

CONSUMER STAPLES — 5.2%
Brown-Forman, Cl B	99,770	5,688,886
Church & Dwight	122,503	5,533,461
Monster Beverage *	208,381	12,071,511
Sprouts Farmers Market *	216,064	3,995,023

		27,288,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

ENERGY — 2.2%
Cimarex Energy	25,258	$2,953,418
Concho Resources *	43,255	5,805,253
EQT	41,992	2,626,180

		11,384,851

FINANCIALS — 4.5%
Ameriprise Financial	51,148	8,006,708
Intercontinental Exchange	98,402	6,504,372
MSCI, Cl A	28,205	3,310,139
TD Ameritrade Holding	116,188	5,808,238

		23,629,457

HEALTH CARE — 10.1%
Alkermes *	74,091	3,612,677
AmerisourceBergen, Cl A	39,920	3,071,844
Edwards Lifesciences *	51,779	5,293,367
Exact Sciences *	51,969	2,857,775
HCA Healthcare *	79,774	6,034,903
HealthSouth	152,602	7,041,056
Humana	23,153	5,912,119
Jazz Pharmaceuticals *	24,522	3,470,599
Ligand Pharmaceuticals *	19,049	2,768,772
PRA Health Sciences *	38,898	3,167,464
Teleflex	18,869	4,471,576
Universal Health Services, Cl B	50,306	5,166,426

		52,868,578

INDUSTRIALS — 13.0%
AMETEK	93,350	6,300,191
HD Supply Holdings *	149,340	5,285,143
Hexcel	87,352	5,301,393
Hubbell, Cl B	38,835	4,886,220
IHS Markit *	90,509	3,856,588
Kansas City Southern	49,569	5,166,081
Masco	115,978	4,618,244
Parker-Hannifin	31,889	5,823,250
Pentair	63,988	4,508,594
Rexnord *	193,857	4,947,231
Roper Technologies	32,204	8,314,107
Stanley Black & Decker	19,854	3,207,414
TransUnion *	107,453	5,640,208

		67,854,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — 35.1%
Alliance Data Systems	47,570	$10,642,836
Amphenol, Cl A	76,617	6,665,679
ANSYS *	44,097	6,028,501
Autodesk *	41,887	5,234,199
Check Point Software Technologies *	56,621	6,664,858
Citrix Systems *	33,993	2,808,162
Cognizant Technology Solutions, Cl A	197,436	14,939,982
EPAM Systems *	95,561	8,710,385
Euronet Worldwide *	87,773	8,482,383
Fidelity National Information Services	95,876	8,893,458
Fiserv *	133,132	17,231,275
FleetCor Technologies *	30,941	5,113,619
Global Payments	87,773	9,124,003
Microchip Technology	125,450	11,892,660
NXP Semiconductors *	94,929	11,111,439
PTC *	129,764	8,622,818
Red Hat *	51,431	6,214,408
Skyworks Solutions	77,038	8,771,547
TE Connectivity	75,775	6,893,252
Vantiv, Cl A *	161,758	11,323,060
WEX *	38,519	4,760,563
Xilinx	43,465	3,202,936

		183,332,023

MATERIALS — 5.7%
Ashland Global Holdings	27,889	1,895,894
Berry Global Group *	133,027	7,908,455
Crown Holdings *	73,354	4,413,710
FMC	85,562	7,945,288
International Flavors & Fragrances	37,993	5,600,928
Valvoline	76,512	1,837,818

		29,602,093

REAL ESTATE — 2.5%
Equinix †	19,365	8,975,677
Jones Lang LaSalle	30,836	3,992,954

		12,968,631

TELECOMMUNICATION SERVICES — 1.7%
SBA Communications, Cl A *	55,884	8,783,847

TOTAL COMMON STOCK
(Cost $410,404,319)		504,023,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2017

CASH EQUIVALENT(A) — 3.5%

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.930% (Cost $18,220,639)	18,220,639	$18,220,639

TOTAL INVESTMENTS — 100.0% (Cost $428,624,958)		$522,244,214

Percentages are based on Net Assets of $522,471,967.

*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
†	Real Estate Investment Trust
(A)	The reporting rate is the 7-day effective yield as of October 31, 2017.

Cl — Class

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 63.0%

	Shares	Value
CONSUMER DISCRETIONARY — 7.6%
Amazon.com *(A)	1,800	$1,989,504
Comcast, Cl A	110,200	3,970,506
Home Depot (A)	23,825	3,949,709
NIKE, Cl B (A)	17,100	940,329
Regal Entertainment Group, Cl A	161,675	2,643,386
Starbucks	37,000	2,029,080
Tupperware Brands (A)	77,100	4,529,625
VF (A)	64,125	4,466,306

		24,518,445

CONSUMER STAPLES — 3.6%
Kellogg (A)	63,550	3,973,782
PepsiCo	40,875	4,505,651
Walgreens Boots Alliance	47,575	3,152,795

		11,632,228

ENERGY — 5.0%
Chevron (A)	55,300	6,408,717
Kinder Morgan	258,375	4,679,172
Linn Energy *	4,433	170,892
Occidental Petroleum (A)	76,725	4,954,133

		16,212,914

FINANCIALS — 11.0%
Ares Capital	262,900	4,227,432

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Golub Capital	191,725	$3,635,106
Hercules Capital	179,148	2,233,976
JPMorgan Chase	79,825	8,031,193
Navient	246,850	3,075,751
Prudential Financial (A)	51,425	5,680,405
US Bancorp	92,975	5,055,980
Wells Fargo	66,575	3,737,521

		35,677,364

HEALTH CARE — 6.5%
Allergan (A)	4,600	815,258
Johnson & Johnson (A)	45,950	6,405,889
Merck	90,900	5,007,681
Novartis ADR	44,175	3,647,972
Pfizer	148,450	5,204,657

		21,081,457

INDUSTRIALS — 6.6%
Boeing	19,000	4,901,620
Lockheed Martin (A)	21,900	6,748,704
Union Pacific (A)	37,525	4,345,020
United Parcel Service, Cl B	44,245	5,200,115

		21,195,459

INFORMATION TECHNOLOGY — 13.5%
Alphabet, Cl A *(A)	4,100	4,235,464
Apple	39,050	6,601,012
Automatic Data Processing	39,200	4,557,392
Cisco Systems (A)	188,200	6,427,030
Microchip Technology (A)	60,994	5,782,231
Microsoft	109,475	9,106,131
Paychex (A)	32,000	2,041,280
QUALCOMM (A)	59,925	3,056,774
Visa, Cl A	15,450	1,699,191

		43,506,505

MATERIALS — 1.3%
Praxair (A)	28,100	4,105,972

REAL ESTATE — 3.8%
Crown Castle International ‡	38,285	4,099,558
Hannon Armstrong Sustainable Infrastructure Capital ‡	110,260	2,652,855
Weyerhaeuser ‡	150,200	5,393,682

		12,146,095

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value
TELECOMMUNICATION SERVICES — 0.7%
Verizon Communications (A)	45,500	$2,178,085

UTILITIES — 3.4%
American Water Works (A)	42,750	3,751,740
NextEra Energy	17,204	2,667,824
NRG Yield, Cl A	52,475	962,916
NRG Yield, Cl C	189,575	3,526,095

		10,908,575

TOTAL COMMON STOCK
(Cost $176,077,075)		203,163,099

CORPORATE OBLIGATIONS — 24.5%

	Face Amount
CONSUMER DISCRETIONARY — 6.1%
Amazon.com
3.150%, 08/22/27(B)	$2,300,000	2,313,763
Discovery Communications
3.800%, 03/13/24	2,000,000	2,047,801
Ford Motor Credit
3.336%, 03/18/21	2,855,000	2,931,197
General Motors Financial
2.606%, VAR ICE LIBOR USD 3 Month+1.270%, 10/04/19	2,000,000	2,025,980
Goodyear Tire & Rubber
5.125%, 11/15/23	1,400,000	1,442,000
Regal Entertainment Group
5.750%, 03/15/22	2,000,000	2,070,000
Sirius XM Radio
6.000%, 07/15/24(B)	750,000	800,625
Speedway Motorsports
5.125%, 02/01/23	1,835,000	1,899,225
Tenneco
5.375%, 12/15/24	630,000	660,713
Time Warner
3.600%, 07/15/25	3,500,000	3,488,134

		19,679,438

ENERGY — 2.4%
Chesapeake Energy
8.000%, 12/15/22(B)	390,000	419,617
DCP Midstream Operating
6.750%, 09/15/37(B)	1,500,000	1,612,500
Genesis Energy
6.000%, 05/15/23	1,700,000	1,704,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Kinder Morgan MTN
7.800%, 08/01/31	$1,400,000	$1,804,403
Sabine Pass Liquefaction
5.750%, 05/15/24	1,250,000	1,400,096
5.625%, 03/01/25	750,000	833,369

		7,774,235

FINANCIALS — 6.0%
Ally Financial
3.750%, 11/18/19	3,500,000	3,570,000
Ares Capital
3.875%, 01/15/20	2,500,000	2,562,216
Bank of America MTN
3.950%, 04/21/25	3,250,000	3,349,465
Goldman Sachs Group MTN
3.128%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	3,000,000	3,163,830
Morgan Stanley
2.487%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/22	4,000,000	4,061,743
Navient MTN
4.875%, 06/17/19	500,000	514,375
Wells Fargo MTN
4.100%, 06/03/26	2,000,000	2,082,196

		19,303,825

HEALTH CARE — 1.9%
Fresenius US Finance II
4.500%, 01/15/23(B)	2,000,000	2,116,800
HCA
6.500%, 02/15/20	1,150,000	1,239,125
5.000%, 03/15/24	1,250,000	1,317,188
Universal Health Services
4.750%, 08/01/22(B)	500,000	513,750
3.750%, 08/01/19(B)	750,000	765,000

		5,951,863

INDUSTRIALS — 0.9%
Masco
4.450%, 04/01/25	2,750,000	2,947,148

INFORMATION TECHNOLOGY — 2.5%
CommScope Technologies Finance
6.000%, 06/15/25(B)	2,000,000	2,112,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
NXP BV
4.625%, 06/15/22(B)	$1,000,000	$1,071,250
4.625%, 06/01/23(B)	1,000,000	1,077,500
Sanmina
4.375%, 06/01/19(B)	1,750,000	1,797,390
Visa
3.150%, 12/14/25	2,000,000	2,044,142

		8,102,782

MATERIALS — 0.6%
NOVA Chemicals
5.000%, 05/01/25(B)	2,000,000	2,035,000

REAL ESTATE — 0.6%
Sabra Health Care
5.500%, 02/01/21‡	2,000,000	2,062,500

TELECOMMUNICATION SERVICES — 2.8%
Level 3 Financing
5.250%, 03/15/26	2,000,000	2,066,900
Sprint Capital
6.900%, 05/01/19	1,000,000	1,055,000
Sprint Spectrum
3.360%, 09/20/21(B)	3,500,000	3,550,750
Verizon Communications
3.500%, 11/01/24	2,250,000	2,295,309

		8,967,959

UTILITIES — 0.7%
AES
6.000%, 05/15/26	2,000,000	2,155,000

TOTAL CORPORATE OBLIGATIONS
(Cost $76,714,975)		78,979,750

EXCHANGE TRADED FUNDS — 5.0%

	Shares
Nuveen AMT-Free Municipal Credit Income Fund	327,600	4,969,692
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	36,990	3,751,896
PowerShares Senior Loan Portfolio	324,400	7,500,128

TOTAL EXCHANGE TRADED FUNDS
(Cost $16,649,520)		16,221,716

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2017

PREFERRED STOCK — 1.6%

	Shares	Value
FINANCIALS — 0.7%
Wells Fargo, 7.500% *	1,700	$2,227,000

HEALTH CARE — 0.2%
Allergan, 5.500% *	1,190	765,991

REAL ESTATE — 0.7%
Crown Castle International, 6.875% ‡ *	1,000	1,096,800
Public Storage, 4.900% ‡	50,000	1,247,500

		2,344,300

TOTAL PREFERRED STOCK
(Cost $5,058,228)		5,337,291

U.S. TREASURY OBLIGATION — 1.4%

	Face Amount
U.S. Treasury Bond
2.500%, 02/15/45
(Cost $4,795,268)	$5,000,000	4,651,172

CASH EQUIVALENT (C) — 4.5%

	Shares
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.930% (B)
(Cost $14,377,875)	14,377,875	14,377,875

TOTAL INVESTMENTS — 100.00%
(Cost $293,672,941)		$322,730,903

WRITTEN EQUITY OPTIONS — (0.1)%(D)

	Contracts
TOTAL WRITTEN OPTIONS — (0.1)% (Premiums Received $165,999)	(1,607)	$(248,058)

Percentages are based on Net Assets of $322,711,862.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security, or portion thereof, has been pledged as collateral on written equity options.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2017 was $20,186,445 which represents 6.3% of Net Assets

(C)	The reporting rate is the 7-day effective yield as of October 31, 2017.
(D)	Refer to the table below for details on Options Contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES FUND
OCTOBER 31, 2017

A list of the exchange traded option contracts held by the Fund at October 31, 2017, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN EQUITY OPTIONS — (0.1)%
Call Options
Alphabet*	(41)	$(4,235,464)	$1,060.00	11/17/17	$(37,228)
Amazon.com*	(18)	(1,989,504)	1,070.00	11/17/17	(75,330)
American Water Works*	(93)	(816,168)	85.00	11/17/17	(29,760)
Chevron*	(135)	(1,564,515)	120.00	11/17/17	(2,700)
Cisco Systems*	(940)	(3,210,100)	34.00	11/17/17	(79,900)
Home Depot*	(50)	(828,900)	165.00	11/17/17	(17,250)
Tupperware Brands*	(250)	(1,468,750)	65.00	11/17/17	(1,250)
Union Pacific*	(80)	(926,320)	120.00	11/17/17	(4,640)

Total Written Equity Options					(248,058)

ADR — American Depositary Receipt

AMT—Alternative Minimum Tax

Cl — Class

ETF— Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

VAR — Variable

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$203,163,099	$—	$—	$203,163,099
Corporate Obligations	—	78,979,750	—	78,979,750
Exchange Traded Funds	16,221,716	—	—	16,221,716
Preferred Stock	5,337,291	—	—	5,337,291
U.S. Treasury Obligation	—	4,651,172	—	4,651,172
Cash Equivalent	14,377,875	—	—	14,377,875

Total Investments in Securities	$239,099,981	$83,630,922	$—	$322,730,903

Liabilities
Written Options	$(248,058)	$—	$—	$(248,058)

Total Liabilities	$(248,058)	$—	$—	$(248,058)

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund
Assets:
Investments at Value (Cost $570,833,825, $428,624,958 and $293,672,941, respectively)	$899,525,956	$522,244,214	$322,730,903
Cash Collateral Held at Prime Broker for Written Options	–	–	3,782,686
Receivable for Investment Securities Sold	13,615,558	3,429,371	–
Receivable for Capital Shares Sold	269,819	478,525	314,955
Dividends and Interest Receivable	236,372	58,336	1,037,145
Prepaid Expenses	23,797	13,826	12,862

Total Assets	913,671,502	526,224,272	327,878,551

Liabilities:
Written Equity Options, at value (Premiums received $0, $0 and $165,999, respectively)	–	–	248,058
Payable for Investment Securities Purchased	13,624,956	2,927,250	4,547,303
Payable for Capital Shares Redeemed	1,042,742	400,494	137,500
Payable due to Adviser	503,687	329,910	163,861
Payable due to Administrator	60,498	35,191	21,848
Payable due to Trustees	4,491	2,605	1,619
Chief Compliance Officer Fees Payable	1,399	812	504
Other Accrued Expenses	55,814	56,043	45,996

Total Liabilities	15,293,587	3,752,305	5,166,689

Net Assets	$898,377,915	$522,471,967	$322,711,862

Net Assets Consist of: Paid-in Capital	$548,872,736	$443,068,682	$294,420,035
Undistributed Net Investment Income/Accumulated Net Investment Income (Loss)	5,776,835	(943,467)	454,139
Accumulated Net Realized Gain (Loss) on Investments and Written Equity Options	15,036,213	(13,272,504)	(1,138,215)
Net Unrealized Appreciation on Investments and Written Equity Options	328,692,131	93,619,256	28,975,903

Net Assets	$898,377,915	$522,471,967	$322,711,862

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	47,896,933	39,339,950	29,235,373

Net Asset Value, Offering and Redemption Price Per Share	$18.76	$13.28	$11.04

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS

	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund
Investment Income:
Dividends	$14,012,162	$3,012,664	$5,329,630
Income Distributions from Registered Investment Companies	—	—	678,251
Interest	—	—	3,436,729
Less: Foreign Taxes Withheld	—	(4,147)	(39,413)

Total Income	14,012,162	3,008,517	9,405,197

Expenses: Investment Advisory Fees	5,584,276	3,348,732	1,727,444
Administration Fees	669,383	357,202	230,327
Trustees’ Fees	17,991	9,578	6,151
Chief Compliance Officer Fees	4,657	2,687	1,832
Transfer Agent Fees	61,958	45,158	38,433
Registration and Filing Fees	34,426	41,557	30,783
Custodian Fees	33,741	18,061	13,237
Audit Fees	24,016	24,015	24,015
Legal Fees	23,132	12,408	8,011
Printing Fees	19,075	11,302	7,514
Other Expenses	19,907	10,468	14,679

Total Expenses	6,492,562	3,881,168	2,102,426
Advisory Waiver Recapture (Note 5)	48,259	–	–
Less:
Fees Paid Indirectly (Note 4)	(62)	(51)	(26)

Net Expenses	6,540,759	3,881,117	2,102,400

Net Investment Income (Loss)	7,471,403	(872,600)	7,302,797

Net Realized Gain (Loss) on Investments	17,388,730	(12,584,933)	5,001,916
Net Realized Gain on Written Equity Options	–	–	536,607
Distributions of Realized Gains from Registered Investment Companies	–	–	37,398
Net Change in Unrealized Appreciation (Depreciation) on Investments	131,670,529	90,203,738	21,770,358
Net Change in Unrealized Appreciation (Depreciation) on Written Equity Options	–	–	(92,088)

Net Realized and Unrealized Gain on Investments	149,059,259	77,618,805	27,254,191

Net Increase in Net Assets Resulting from Operations	$156,530,662	$76,746,205	$34,556,988

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	AT Disciplined Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$7,471,403	$6,939,104
Net Realized Gain on Investments	17,388,730	3,886,624
Net Change in Unrealized Appreciation (Depreciation) on Investments	131,670,529	514,427

Net Increase in Net Assets Resulting from Operations	156,530,662	11,340,155

Dividends and Distributions:
Institutional Shares
Net Investment Income	(7,050,909)	(6,378,081)
Net Realized Gains	(4,485,320)	(27,997,779)

Total Dividends and Distributions	(11,536,229)	(34,375,860)

Capital Share Transactions:
Institutional Shares
Issued	103,636,191	129,984,915
Reinvestment of Dividends and Distributions	9,287,955	30,576,942
Redeemed	(92,029,463)	(80,262,994)

Net Increase in Net Assets from Capital Share Transactions	20,894,683	80,298,863

Total Increase in Net Assets	165,889,116	57,263,158

Net Assets:
Beginning of Year	732,488,799	675,225,641

End of Year	$898,377,915	$732,488,799

Undistributed Net Investment Income	$5,776,835	$5,303,675

Shares Issued and Redeemed:
Issued	6,064,605	8,604,288
Reinvestment of Dividends and Distributions	562,873	2,019,785
Redeemed	(5,283,833)	(5,242,236)

Net Increase in Shares Outstanding	1,343,645	5,381,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	AT Mid Cap Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(872,600)	$(593,776)
Net Realized Gain (Loss) on Investments	(12,584,933)	4,486,193
Net Change in Unrealized Appreciation (Depreciation) on Investments	90,203,738	(7,002,496)

Net Increase (Decrease) in Net Assets Resulting from Operations	76,746,205	(3,110,079)

Dividends and Distributions:
Institutional Shares
Net Realized Gains	(4,980,771)	(211,276)
Return of Capital	(2,541)	–

Total Dividends and Distributions	(4,983,312)	(211,276)

Capital Share Transactions:
Institutional Shares
Issued	151,914,635	136,896,237
Reinvestment of Dividends and Distributions	4,828,771	203,373
Redeemed	(40,209,178)	(49,502,491)

Net Increase in Net Assets from Capital Share Transactions	116,534,228	87,597,119

Total Increase in Net Assets	188,297,121	84,275,764

Net Assets:
Beginning of Year	334,174,846	249,899,082

End of Year	$522,471,967	$334,174,846

Accumulated Net Investment Loss	$(943,467)	$(583,596)

Shares Issued and Redeemed:
Issued	12,572,195	12,321,907
Reinvestment of Dividends and Distributions	413,068	18,224
Redeemed	(3,275,981)	(4,450,736)

Net Increase in Shares Outstanding	9,709,282	7,889,395

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	AT Income Opportunities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$7,302,797	$6,477,667
Net Realized Gain (Loss) on Investments and Written Equity Options	5,575,921	(5,415,881)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Equity Options	21,678,270	11,132,630

Net Increase in Net Assets Resulting from Operations	34,556,988	12,194,416

Dividends and Distributions:
Institutional Shares
Net Investment Income	(7,278,666)	(6,363,252)

Total Dividends and Distributions	(7,278,666)	(6,363,252)

Capital Share Transactions:
Institutional Shares
Issued	92,191,558	51,706,312
Reinvestment of Dividends and Distributions	3,488,681	2,969,117
Redeemed	(34,710,547)	(35,796,998)

Net Increase in Net Assets from Capital Share Transactions	60,969,692	18,878,431

Total Increase in Net Assets	88,248,014	24,709,595

Net Assets:
Beginning of Year	234,463,848	209,754,253

End of Year	$322,711,862	$234,463,848

Undistributed Net Investment Income	$454,139	$334,760

Shares Issued and Redeemed:
Issued	8,704,727	5,246,863
Reinvestment of Dividends and Distributions	327,733	308,722
Redeemed	(3,252,194)	(3,768,653)

Net Increase in Shares Outstanding	5,780,266	1,786,932

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY
FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

	Year Ended October 31,
Institutional Class	2017	2016	2015	2014(1)	2013(1)
Net Asset Value, Beginning of Period	$15.73	$16.40	$15.77	$14.07	$11.78

Income (Loss) from Investment Operations:
Net Investment Income*	0.16	0.15	0.15	0.13	0.13
Net Realized and Unrealized Gain	3.11	0.01	1.16	2.32	2.70

Total from Investment Operations	3.27	0.16	1.31	2.45	2.83

Dividends and Distributions:
Net Investment Income	(0.15)	(0.15)	(0.13)	(0.13)	(0.13)
Net Realized Gains	(0.09)	(0.68)	(0.55)	(0.62)	(0.41)

Total Dividends and Distributions	(0.24)	(0.83)	(0.68)	(0.75)	(0.54)

Net Asset Value, End of Period	$18.76	$15.73	$16.40	$15.77	$14.07

Total Return †	21.02%	1.17%	8.50%	18.25%	25.16%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$898,378	$732,489	$675,226	$586,379	$470,885
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.78%‡	0.80%‡	0.79%	0.79%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.78%	0.79%	0.79%	0.81%	0.80%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.00%	0.93%	0.89%	1.03%
Portfolio Turnover Rate ^	17%	12%	16%	22%	19%

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Advisor not waived its fee and/or reimbursed other expenses, as applicable.
*	Per share calculations were performed using average shares for the period.
‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors ’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund.

The accompanying notes are an integral part of the financial statements

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

	Year Ended October 31,					Period Ended October 31, 2014(1)
Institutional Class	2017		2016	2015
Net Asset Value, Beginning of Period	$11.28		$11.49	$10.54		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)		(0.02)	(0.03)		(0.01)
Net Realized and Unrealized
Gain (Loss)	2.17		(0.18)	1.04		0.55

Total from Investment Operations	2.15		(0.20)	1.01		0.54

Dividends and Distributions:
Net Realized Gains	(0.15)		(0.01)	(0.06)		—
Return of Capital	—	(2)	—	—		—

Total Dividends and Distributions	(0.15)		(0.01)	(0.06)		—

Net Asset Value, End of Period	$13.28		$11.28	$11.49		$10.54

Total Return †	19.28%		(1.74%)	9.60%		5.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$522,472		$334,175	$249,899		$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.87%		0.88%	0.98%	‡	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.87%		0.88%	0.94%		1.67%**
Ratio of Net Investment Income to Average Net Assets	(0.20)%		(0.21)%	(0.27)%		(0.27)%**
Portfolio Turnover Rate ^	17%		23%	11%		7%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses, as applicable.
‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
(1)	Commenced operations on June 27, 2014.
(2)	Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

	Year Ended October 31,			Period Ended October 31, 2014 (1)
Institutional Class	2017	2016	2015
Net Asset Value, Beginning of Period	$10.00	$9.68	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27	0.30	0.31	0.09
Net Realized and Unrealized Gain (Loss)	1.04	0.32	(0.37)	0.05

Total from Investment Operations	1.31	0.62	(0.06)	0.14

Dividends and Distributions:
Net Investment Income	(0.27)	(0.30)	(0.31)	(0.06)
Net Realized Gains	—	—	(0.03)	—

Total Dividends and Distributions	(0.27)	(0.30)	(0.34)	(0.06)

Net Asset Value, End of Period	$11.04	$10.00	$9.68	$10.08

Total Return †	13.20%	6.55%	(0.67% )	1.42%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$322,712	$234,464	$209,754	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.73%	0.74%	0.79%‡	0.85%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.73%	0.74%	0.77%	0.97%*
Ratio of Net Investment Income to Average Net Assets	2.54%	3.13%	3.10%	2.76%*
Portfolio Turnover Rate	17%	24%	29%	6%**

Amounts designated as “ —” are either not applicable, $0 or have been rounded to $0.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, as applicable. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
‡	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Annualized.
**	Not Annualized.
(1)	Commenced operations on June 27, 2014.
(2)	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of AT Disciplined Equity Fund (the “Disciplined Equity Fund”), the AT Mid Cap Equity Fund (the “Mid Cap Equity Fund” and the AT Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter,

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Board.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

For the year October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2017, the average monthly balance for written options was as follows:

Average Market Value for Written Options:	$152,788

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

There were no options purchased during the year ended October 31, 2017.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

are reported on the Statement of Operations as net realized gain on written equity options and net change in unrealized depreciation on written equity options. Written options transactions entered into during the year ended October 31, 2017, are subject to equity risk.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Disciplined Equity Fund and Mid Cap Equity Fund distribute substantially all of their net investment income, if any, at least annually. The Income Opportunities Fund distributes substantially all of its net investment income, if any, quarterly. For each Fund, any net realized capital gains, if any, are distributed at least annually. All distributions and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2017, the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund paid $669,383, $357,202 and $230,327, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2017, the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund earned credits of $62, $51 and $26, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, AT Investment Advisers, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund and Income Opportunities Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund and 0.60% of the average daily net assets of the Income Opportunities Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00% and 0.85% of the average daily net assets for the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund, respectively, until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2017, there are no previously waived fees that are eligible to be recaptured from the Mid Cap Equity Fund and Income Opportunities Fund. For the year ended October 31, 2017,

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

the Adviser recaptured previously waived fees of $48,259 from the Disciplined Equity Fund.

6. Investment Transactions:

The cost of purchases and proceeds from security sales other than long-term U.S. Government and short-term securities for the year ended October 31, 2017, are as follows:

	Purchases	Sales
Disciplined Equity Fund	$153,260,218	$134,436,073

Mid Cap Equity Fund	176,884,726	71,604,278

Income Opportunities Fund	91,344,136	46,165,474

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent book and tax basis differences, primarily attributable to net operating losses adjustments, REIT adjustments, and return of capital, have been reclassified to/from the following accounts for the year ended October 31, 2017.

	Paid-in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain (Loss)
Disciplined Equity Fund	$ —	$52,666	$(52,666)

Mid Cap Equity Fund	(500,738)	512,729	(11,991)

Income Opportunities Fund	(62,949)	95,248	(32,299)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

The tax character of dividends and distributions paid during the years or periods ended October 31, 2017 and 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Disciplined Equity Fund
2017	$7,050,909	$4,485,320	$—	$11,536,229
2016	7,850,557	26,525,303	—	34,375,860

Mid Cap Equity Fund
2017	—	4,980,771	2,541	4,983,312
2016	—	211,276	—	211,276

Income Opportunities Fund
2017	7,278,666	—	—	7,278,666
2016	6,363,252	—	—	6,363,252

As of October 31, 2017 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Later Year Loss Deferrals	Total Distributable Earnings
Disciplined Equity Fund	$5,776,835	$16,817,680	$—	$326,910,664	$—	$349,505,179
Mid Cap Equity Fund	—	—	(12,771,107)	93,117,859	(943,467)	79,403,285
Income Opportunities Fund	454,139	—	(981,051)	28,818,739	—	28,291,827

Later year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017. For the tax year ended October 31, 2017, the Mid Cap Equity Fund elected to treat the qualified ordinary late year loss of $943,467 as arising in the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Mid Cap Equity Fund	$4,405,043	$8,366,064	$12,771,107

Income Opportunities Fund	973,537	7,514	981,051

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
AT Disciplined Equity Fund	$ 572,615,292	$ 347,101,829	$ (20,191,165)	$ 326,910,664

AT Mid Cap Equity Fund	429,126,355	103,042,749	(9,924,890)	93,117,859

AT Income Opportunities Fund	293,830,104	36,778,936	(7,960,197)	28,818,739

8. Other:

At October 31, 2017, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership

Disciplined Equity Fund	4	89%

Mid Cap Equity Fund	4	95%

Income Opportunities Fund	3	82%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

9.Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

10.Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of AT Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods ended October 31, 2014 through October 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the AT Disciplined Equity Fund for the year ended October 31, 2013 were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the years or periods ended October 31, 2014 through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 to October 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
AT Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,074.50	0.77%	$4.03

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
AT Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,079.70	0.87%	$4.56

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.82	0.87%	$4.43
AT Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,042.10	0.73%	$3.76

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.53	0.73%	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]

John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments Since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.
Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, Since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Disciplined Equity Fund	38.88%	61.12%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	67.09%	68.53%	0.70%	35.27%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISOR AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 15, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2017

schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

AT Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-3AT-FUND

Adviser:

AT Investment Advisers, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.